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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) - December 12, 2005
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                                  CAPRIUS, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                   0-11914                     22-2457487
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(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


                  One Parker Plaza, Fort Lee, New Jersey 07024
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code - (201) 592-8838
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ITEM 8.01  OTHER EVENTS
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          On December 12, 2005, Caprius, Inc. issued a press release announcing that its subsidiary M.C.M. Environmental Technologies, Inc. received an order for two SteriMed Junior systems from the United States Department of Defense for use by the U.S. Navy.

          A copy of the press release announcing the order is attached as an exhibit to this Report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS
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     (c)   99.1     Press Release, dated December 12, 2005


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                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CAPRIUS, INC.


                                        By: /s/Jonathan Joels
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                                            Jonathan Joels, Treasurer and CFO


Dated:  December 13, 2005


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                                  EXHIBIT INDEX
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EXHIBIT
NUMBER   EXHIBIT
-------  -------
99.1     Press Release of Caprius, Inc. dated December 12, 2005


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